EXHIBIT 32

CERTIFICATION OF OFFICERS
OF SIONIX CORPORATION
PURSUANT TO 18 USC § 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of Sionix Corporation (the “Company”) does hereby certify, to such officer’s knowledge, that:

(a) The quarterly report on Form 10-QSB for the period ended December 31, 2007 of the Company fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

(b) Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 20, 2008

/s/Richard H. Papalian
Richard H. Papalian
Chief Executive Officer

Dated: February 20, 2008

/s/ Robert E. McCray
Robert E. McCray
Chief Financial Officer and Principal Accounting Officer